UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 15, 2020 (June 11, 2020)

SHOE CARNIVAL, INC.

(Exact name of Registrant as Specified in Its Charter)

Indiana	0-21360	35-1736614
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7500 East Columbia Street Evansville, Indiana		47715
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (812) 867-6471

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	SCVL	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

Shoe Carnival, Inc. (the “Company”) held its 2020 Annual Meeting of Shareholders on June 11, 2020.  The following is a summary of the matters voted on at the meeting, as described in detail in the Company’s definitive Proxy Statement filed on May 1, 2020, and the voting results for each matter.

1.	The nominee for director was elected to serve a three-year term expiring at the 2023 annual meeting of shareholders and until his successor is elected and has qualified, as follows:

Nominee	For	Against	Abstain	Broker Non-Votes
J. Wayne Weaver	10,116,845	2,240,971	52,220	837,736

2.	By the following vote, the shareholders approved the advisory (non-binding) vote on the compensation paid to the Company’s named executive officers:

For	Against	Abstain	Broker Non-Votes
9,026,923	3,257,605	125,508	837,736

3.	The appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for fiscal 2020 was ratified by the following shareholder vote:

For	Against	Abstain	Broker Non-Votes
12,685,521	506,749	55,503	0

Item 8.01 Other Events

On June 11, 2020, the Company’s Board of Directors approved the payment of a quarterly cash dividend of $0.09 per share to be paid on July 20, 2020, to shareholders of record as of the close of business on July 6, 2020.  A copy of the press release announcing the payment of the quarterly cash dividend is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits:

Exhibit No.Exhibits

99.1Press Release of the Company dated June 15, 2020

104Cover Page Interactive Data File, formatted in Inline Extensible Business Reporting Language (iXBRL).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SHOE CARNIVAL, INC.
(Registrant)
Date: June 15, 2020	By:	/s/ W. Kerry Jackson
W. Kerry Jackson
Senior Executive Vice President
Chief Financial and Administrative Officer and Treasurer

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